SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Russell Investment Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fees paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Russell.com Posting

Attention Russell Funds shareholder:

Russell Investment Company is currently conducting a shareholder vote regarding proposed changes to Russell mutual funds that you may be invested in. Shareholder approval is necessary to implement the proposed changes.

Your vote is important. Please take a few minutes to consider the proposals and submit your vote as directed in the proxy package you have received or will soon receive. More detailed information regarding each of the proposals and how to vote is contained in the proxy statements.

Copies of such documents are also available by contacting Russell at 1-800-787-7354. If you have questions about Russell Funds or your investment strategy, please consult your financial professional.

Thank you for your time. We appreciate your participation.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information can be obtained by calling (800) 787-7354 or visiting www.russell.com. Please read the prospectus carefully before investing.

In connection with the potential reorganization involving the Diversified Bond and Fixed Income I Funds, Russell Investment Company has filed a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). In connection with the potential liquidations of the US Government Money Market and Tax Free Money Market Funds, the potential reclassification of the Real Estate Securities Fund and other proposals, Russell Investment Company has filed a proxy statement with the SEC. All shareholders are advised to read the proxy statement/prospectus and the proxy statement in their entirety because they contain important information regarding the proposals, the persons soliciting proxies in connection with the proposals, and the interests of these persons in the proposals and related matters. The proxy statement/prospectus and the proxy statement will be mailed beginning July 26, 2007 to record date shareholders. Shareholders may obtain a free copy of the proxy statement/prospectus and the proxy statement and other documents filed with the SEC at WWW.SEC.GOV. Copies of such documents are also available at no charge by contacting Russell Investment Company at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Securities distributed through Russell Fund Distributors, Inc. member NASD, part of Russell Investment Group.

First used: July 2007. RFD 07-xxxx

Broadridge Electronic Delivery Message

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the mutual fund identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

RUSSELL INVESTMENT COMPANY 2007 Special Meeting of Shareholders.

MEETING DATE: October 3, 2007

RECORD DATE: July 9, 2007

CUSIP NUMBER: __________________

ACCOUNT NUMBER: _________________

CONTROL NUMBER: _________________

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggest the last four digits of your Social Security Number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut off date.

To view the documents below, you will need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

You can view this information at the following Internet site(s):

Proxy Statement:

http://ww3.ics.adp.com/streetlink_data/dirMC3007/sa7653.PDF

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com

Your InvestorDelivery Enrollment Number is: _________________

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and Subject line of this message for identification purposes.)

AOL Users, please highlight the entire message before clicking reply.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

PROXYVOTE.COM

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the mutual fund identified below. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

RUSSELL INVESTMENT COMPANY 2007 Special Meeting of Shareholders.

MEETING DATE: October 3, 2007

RECORD DATE: July 9, 2007

CUSIP NUMBER:

ACCOUNT NUMBER:

CONTROL NUMBER:

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and the four digit PIN you enrolled with at the time you elected to receive electronic communications (we suggest the last four digits of your Social Security Number or Tax ID). If you do not know your PIN please follow the instructions below. Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut off date.

To view the documents below, you will need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

You can view this information at the following Internet site(s):

Proxy Statement:

http://ww3.ics.adp.com/streetlink_data/dirMC3007/sa78A5.PDF

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com

Your InvestorDelivery Enrollment Number is:

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and Subject line of this message for identification purposes.)

AOL Users, please highlight the entire message before clicking reply.

Touch-Tone Telephone Voting Script

TOUCH-TONE TELEPHONE VOTING SCRIPT

“RUSSELL INVESTMENT COMPANY”

CARD TYPE: SMART CARD

EXPECTED MAIL DATE: 07/26/2007

MEETING DATE: October 3, 2007

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241.6192, THE SHAREHOLDER WILL HEAR:

“Welcome! Please enter the number located in the shaded box on your proxy card.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Special Meetings of Shareholders of Russell Investment Company”

“To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now.”

“To vote on EACH PROPOSAL SEPARATELY, press 0 now.”

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows, “You have voted as THE BOARD RECOMMENDED.”

“To hear how you have voted, press 1.”         “To cancel your vote, press 2.”         “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

“Your vote has been canceled.”	“To enter another vote, press 1 now.”	“To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

“Your vote has been saved.”	“To enter another vote, press 1 now.”	“To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

“Proposal 1:	To vote FOR ALL nominees, press 1.	To WITHHOLD from all nominees, press 9.

To WITHHOLD FROM AN INDIVIDUAL nominee press 0.”

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:

“To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for.”

“Press 0, if you have completed voting on nominees”

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:

“Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees.”

IF THE SHAREHOLDER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:

“Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES”

*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

“Proposal 2:	To vote FOR ALL press 1.	To vote AGAINST ALL press 9.	To ABSTAIN ALL press 0.”

“To vote each holding individually press 4”

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

“For Holding #1:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #2:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #3:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #4:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #5:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #6:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #7:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #8:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #9:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #10:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #11:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #12:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #13:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #14:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #15:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #16:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #17:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #18:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #19:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #20:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #21:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #22:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #23:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #24:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #25:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #26:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #27:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #28:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #29:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #30:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #31:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #32:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #33:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #34:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

“Proposal 3:	To vote FOR ALL press 1.	To vote AGAINST ALL press 9.	To ABSTAIN ALL press 0.”

“To vote each holding individually press 4”

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

“For Holding #1:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #2:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #3:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #4:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #5:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #6:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #7:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #8:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #9:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

“For Holding #10:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #11:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #12:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #13:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #14:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #15:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #16:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #17:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #18:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #19:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #20:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #21:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #22:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #23:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #24:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #25:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #26:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #27:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #28:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #29:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #30:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

“Proposal 4:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

“Proposal 5:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

“Proposal 6:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”	“To enter another vote, press 1 now.”	“To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”	“To enter another vote, press 1 now.”	“To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

Touch-Tone Telephone Voting Script

TOUCH-TONE TELEPHONE VOTING SCRIPT

“RUSSELL INVESTMENT COMPANY”

EXPECTED MAIL DATE: 07/26/2007

MEETING DATE: October 3, 2007

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR:

“Welcome! Please enter the number located in the shaded box on your proxy card.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Special Meeting of Shareholders of the Russell Investment Company Diversified Bond Fund”

“Proposal 1:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”	“To enter another vote, press 1 now.”	“To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”	“To enter another vote, press 1 now.”	“To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

Broadridge Voting Website

Broadridge Voting Website

Computershare Voting Website

Computershare – RIC Voting Website

Telephone Script

OPENING FOR ALL SCENARIOS:

Hello. My name is             . May I please speak with             ?

I’m calling regarding your current investment in the Russell Investment Company Funds. We sent you a proxy card to register your vote for the shareholder meeting and haven’t received it back, so we’re calling to ask if you would “like to vote along with the recommendations of the Board ?”

SCENARIO 1:

If Shareholder indicates that they HAVE NOT received the proxy statement and proxy card:

Step 1:

I would like to mail you another set of proxy materials. Do you still live at (address)?

You should receive your materials within 7 to 10 business days.

Step 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <1-866-525-2720>. When calling, please refer to record #            . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

After Shareholder Response:

Thank you for your time. Have a nice day/evening!

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.            , your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of all proposals. Would you like to register a vote along with the recommendations of your Board?

(If “yes”-follow step 4E. If “no”-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of all proposals. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your      vote will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <1-866-241-6192> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposals and vote separately on each item?

F(1.) If Shareholder DECLINES to vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ proposals directly from the proxy statement AND ANSWER ANY QUESTIONS.

The Board recommends a vote in favor of all proposals. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

ANSWERING MACHINE MESSAGE (only used when unable to reach RPS after multiple tries)

This message is to remind you that a special meeting of the shareholders of Russell Investment Company is scheduled for October 3, 2007. To quickly vote your shares over the telephone, simply call 1-866-241-6192. When calling please refer to record #             . Representatives are available until 11:00 p.m. Eastern time Monday through Friday, and 12pm to 6pm on Saturday and will be happy to assist. Your vote is important! Thank you.

MUTUAL FUNDS REBUTTALS

SH states......	Response
“My spouse takes care of it.”

I understand Mr./Mrs. Is your wife/husband available to speak with me?

(If wife/husband is unavailable)

CSR: “ Mr./ Mrs. Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposals. This would only take a brief moment of your time.”

“I don’t know how to vote...” “I don’t know the proposals...”

I would be happy to review the proposals with you. (read briefly paragraph if shareholder wants the proposals reviewed at this point).

Your board of directors have reviewed ( each / the ) proposal and believe the proposals are in the best interest of the fund and its shareholders. Would you have any objections to voting along with the recommendations of your Board?

“I don’t want to be called again” (a DNC call)	I am very sorry. I will modify your account to ensure that you will not be called again. Once again I apologize for any inconvenience.

“My broker takes care of it”	I understand that your Broker may help you choose the funds, however certain proposals for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposals quickly for you now if you wish.

“Why are you calling me?” # 1	<Fund name> has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back, so we’re calling to encourage you to vote your shares. Mr. / Mrs. / Miss … Would you have any objections to voting along with the recommendations of your Board?

“Why are you calling me?” # 2 (to use if the first answer does not satisfy the shareholder).	Your Board would like to hear from all shareholders on this matter and your Fund has asked us to call to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. Mr. / Mrs. / Miss … Would you have any objections to voting along with the recommendations of your Board?

Mutual Fund Rebuttals	Revised Dec 5 / 05	p. 1 of 3

“I don’t have enough shares to vote ...”	Mr. / Mrs. / Miss. ... every vote is important to the fund and helps bring the fund a step closer to holding the meeting. Voting now gives you the opportunity to offer input into how your fund invests your money. Would you have any objections to voting along with the recommendations of your Board?

“I am not interested ...”

I understand Mr. / Mrs. / Miss.…. Your vote is very important to the fund and it will only take a very brief moment to register your vote with us today over the phone and it would ensure that your voice is heard at the meeting.

Would you have any objections to voting along with the recommendations of your Board?

“I don’t have the time right now ...”	I understand Mr. / Mrs. / Miss ……….., however, your vote is very important. Voting now will only take a brief moment of your time. Would you have any objections to voting along with the recommendations of your Board?

“I don’t want to vote” or “I never vote ...”	Mr. / Mrs. / Miss. …. Your vote is very important to the fund. Your board needs a certain percentage of votes before the meeting can be held. Would you have any objections to voting along with the recommendations of your Board?

“I’ve already mailed in my proxy”

1. If the shareholder’s vote shows as ‘Tabulator Received’ or as Voted in Proxy 01, then simply thank them for voting and disposition as HAS.

2. If the shareholder’s vote does not yet show in Proxy 01 then continue ……

“Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded.”

If s/h says “Yes”, then continue by asking for the vote as per the script:

“Your Board of Directors is recommending shareholders vote < Vote recommended> the proposals. Would you have any objections to voting along with the recommendations of your Board?”

I don’t accept these types of calls.	I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, However, I did want to let you know that this call is in regards to your current investment in the _____________ and we were simply calling to advise you of a shareholders meeting and are asking if you would like to register your vote today?

Mutual Fund Rebuttals	Revised Dec 5 / 05	p. 2 of 3

SH states ......	Response
After asking ‘Would you have any objections to voting along with the recommendations of your Board?’ – if the shareholder simply says ‘Yes’.

Do NOT at this point ask ‘Do you want to vote against or simply not vote?’.

Respond as below:

Your Board of Directors has reviewed each proposal and is recommending that shareholders vote FOR the proposal(s) because they believe the proposals are in the best interest of the Fund and its shareholders. Would you have any objections to voting along with the recommendations of your Board?

“The meeting date is so far away, there is plenty of time – I’ll vote later”

I understand. We were calling today because your Board would like to hear from all shareholders on this matter. Your Fund has asked us to call to offer you the convenience of voting over the phone, which makes the voting process much easier and faster.

Your Board of Directors has reviewed the proposal(s) and is recommending that shareholders vote FOR the proposal(s) because they believe the proposal(s) are in the best interest of the Fund and its shareholders.

Would you like to register a vote today along with the recommendations of your Board?

“If I do not vote, then a FOR vote will automatically be recorded for my investment”	If you do not respond, then a vote will not be recorded for your investment at the shareholder meeting. Your Board of Directors would like to hear from all shareholders on this matter – if you like, I can record your vote for you right now over the phone. Your Board of Directors is recommending shareholders vote FOR the proposal(s). Would you have any objections to voting along with the recommendations of your Board?

Mutual Fund Rebuttals	Revised Dec 5 / 05	p. 3 of 3

Mutual Funds Regular Outbound Call Flow

Hello, my name is                      and I’m calling on behalf of the Russell Investment Company Funds. I’m trying to reach <s/h name>. Is he/she available?.

For your information, we are on a recorded line.

We sent you a proxy card to register your vote for the shareholder meeting and haven’t received it back, so we’re calling to ask if you “would have any objections to voting along with the recommendations of your Board?”

Rev. Mar 1 / 06

Mutual Funds Regular Outbound Call Flow - Alternate Introduction call flows

“Hello, I’m trying to reach <s/h name>. Is he/she available? My name is                      and I’m calling on a recorded line regarding your investment in the <fund name>.

We sent you a proxy card to register your vote for the shareholder meeting and haven’t received it back, so we’re calling to ask if you “would have any objections to voting along with the recommendations of your Board?”

Alternate Introduction Call Flows:

IF Investment is in a Trust:

My name is                      and I’m calling on a recorded line regarding the investment in the <fund name> held in < Trust Name > for which you are listed as Trustee.

IF Investment is in a Custodial Acct for a Minor:

My name is                      and I’m calling on a recorded line regarding the investment in the <fund name> you control as custodian for < name of minor >.

IF Investment is held by an Association or Club:

My name is                      and I’m calling on a recorded line regarding the investment in the <fund name> held in < Association / Club Name > for which you are listed as contact.

IF Investment is in a Company Name: .

My name is                      and I’m calling on a recorded line regarding the investment in the <fund name> held by < Company’s Name > for which you are listed as contact.

IF Investment is in 401 K / Pension Plan held by Company Name:

My name is                      and I’m calling on a recorded line regarding the investment in the <fund name> held the < Company’s Name >

< 401 K / Pension Plan > for which you are listed as contact person.

Rev. Feb 24 / 06

Broadridge Proxy Card

RUSSELL DIVERSIFIED BOND FD-CL C SPECIAL MEETING TO BE HELD ON 10/03/07 AT 10:00 A.M. PDT
FOR HOLDERS AS OF 07/09/07 * ISSUER CONFIRMATION COPY - INFO ONLY *
1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

782493415

RUSSELL DIVERSIFIED BOND FD-CL C
10/03/07 AT 10:00 A.M. PDT
2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1 *- TO APPROVE A PLAN OF REORGANIZATION FOR THE DIVERSIFIED BOND ------>>> FOR --->>> 1
FUND AND FIXED INCOME I FUND, PROVIDING THAT (I) DIVERSIFIED BOND WOULD TRANSFER TO FIXED INCOME ALL OF ITS ASSETS IN EXCHANGE SOLELY FOR VOTING SHARES OF FIXED INCOME, (II) SUCH SHARES OF FIXED INCOME WOULD BE DISTRIBUTED TO SHAREHOLDERS, AND (III) DIVERSIFIED BOND WOULD SUBSEQUENTLY BE DISSOLVED.

0030301

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

3

782493415

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

X

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

RUSSELL INVESTMENT COMPANY
ATTN: DARA NELSON
909 A STREET, 7TH FLOOR
TACOMA, WASHINGTON 98402
11788

243838

1

1

**

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>>

VIF01H

RUSSELL GLOBAL EQUITY-CL S SPECIAL MEETING TO BE HELD ON 10/03/07 AT 10:00 A.M. PDT
FOR HOLDERS AS OF 07/09/07 * ISSUER CONFIRMATION COPY - INFO ONLY *
2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

782478119 1

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
1 - 01-GREG J. STARK,02-THADDAS L. ALSTON,03-KRISTIANNE BLAKE,
04-DANIEL P. CONNEALY,05-JONATHAN FINE,06-RAYMOND P. TENNISON, JR,
07-JACK R. THOMPSON,08-JULIE W. WESTON

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

RUSSELL GLOBAL EQUITY-CL S
10/03/07 AT 10:00 A.M. PDT
2 -I -S

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE
DO NOT USE

X

1

782478119

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

RUSSELL INVESTMENT COMPANY
ATTN: DARA NELSON
909 A STREET, 7TH FLOOR
TACOMA, WASHINGTON 98402
11788

S16496

RUSSELL BALANCED STRATEGY FD-CL S SPECIAL MEETING TO BE HELD ON 10/03/07 AT 10:00 A.M. PDT
FOR HOLDERS AS OF 07/09/07 * ISSUER CONFIRMATION COPY - INFO ONLY *
68 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

782493134

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
1 - 01-GREG J. STARK, 02-THADDAS L. ALSTON, 03-KRISTIANNE BLAKE, 04-DANIEL P. CONNEALY, 05-JONATHAN FINE, 06-RAYMOND P. TENNISON, JR, 07-JACK R. THOMPSON, 08-JULIE W. WESTON

2 *- APPROVE CHANGES TO THE LIQUIDATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. --->>> FOR 0031601 --->>> 2

3 *- APPROVE CHANGES TO THE REORGANIZATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. ---->>> FOR 0031601 --->>> 3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

RUSSELL BALANCED STRATEGY FD-CL S
10/03/07 AT 10:00 A.M. PDT
2 -1 -5

1

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

DO NOT USE

DO NOT USE

X

2

782493134

DO NOT USE

DO NOT USE

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

DO NOT USE

Broadridge

DO NOT USE

DO NOT USE

51 MERCEDES WAY
EDGEWOOD NY 11717

S16496

DO NOT USE

DO NOT USE

DO NOT USE

3

DO NOT USE

DO NOT USE

RUSSELL INVESTMENT COMPANY
ATTN: DARA NELSON
909 A STREET, 7TH FLOOR
TACOMA, WASHINGTON 98402
11788

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

RUSSELL REAL ESTATE SEC FUND-CL S SPECIAL MEETING TO BE HELD ON 10/03/07 AT 10:00 A.M. PDT
FOR HOLDERS AS OF 07/09/07 * ISSUER CONFIRMATION COPY - INFO ONLY *
123 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

782493761

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
1 - 01-GREG J. STARK,02-THADDAS L. ALSTON,03-KRISTIANNE BLAKE,
04-DANIEL P. CONNEALY,05-JONATHAN FINE,06-RAYMOND P. TENNISON, J,
07-JACK R. THOMPSON,08-JULIE W. WESTON

2 *- APPROVE CHANGES TO THE LIQUIDATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. --->>> FOR 0031601 --->>> 2

3 *- APPROVE CHANGES TO THE REORGANIZATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. ---->>> FOR 0031601 --->>> 3

4 *- APPROVE A CHANGE IN STATUS OF THE REAL ESTATE SECURITIES FUND FROM A "DIVERSIFIED COMPANY" TO A "NON-DIVERSIFIED COMPANY". ----->>> FOR 0031601 --->>> 4

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

RUSSELL REAL ESTATE SEC FUND-CL S
10/03/07 AT 10:00 A.M. PDT
2 -I -S

1

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

DO NOT USE
DO NOT USE

2

X

782493761

DO NOT USE
DO NOT USE

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

DO NOT USE
DO NOT USE

51 MERCEDES WAY
EDGEWOOD NY 11717

DO NOT USE
DO NOT USE
DO NOT USE

RUSSELL INVESTMENT COMPANY
ATTN: DARA NELSON
909 A STREET, 7TH FLOOR
TACOMA, WASHINGTON 98402
11788

DO NOT USE
DO NOT USE

123

123

S16496

RUSSELL TAX FREE MNY MKT FD-CL S SPECIAL MEETING TO BE HELD ON 10/03/07 AT 10:00 A.M. PDT
FOR HOLDERS AS OF 07/09/07 * ISSUER CONFIRMATION COPY - INFO ONLY *
124 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

782493779

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100

1 - 01-GREG J. STARK, 02-THADDAS L. ALSTON, 03-KRISTIANNE BLAKE, 04-DANIEL P. CONNEALY, 05-JONATHAN FINE, 06-RAYMOND P. TENNISON, JR, 07-JACK R. THOMPSON, 08-JULIE W. WESTON

2 *- APPROVE CHANGES TO THE LIQUIDATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. --->>> FOR 0031601 --->>> 2

3 *- APPROVE CHANGES TO THE REORGANIZATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. ---->>> FOR 0031601 --->>> 3

6 *- APPROVE THE LIQUIDATION OF TAX FREE MONEY MARKET FUND. ------------>>> FOR 0030202 --->>> 6

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

RUSSELL TAX FREE MNY MKT FD-CL S
10/03/07 AT 10:00 A.M. PDT
2 -I -S

1

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

DO NOT USE

DO NOT USE

2

X

782493779

DO NOT USE

DO NOT USE

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

DO NOT USE

DO NOT USE

51 MERCEDES WAY
EDGEWOOD NY 11717

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

RUSSELL INVESTMENT COMPANY
ATTN: DARA NELSON
909 A STREET, 7TH FLOOR
TACOMA, WASHINGTON 98402
11788

124

124

S16496

RUSSELL US GOVT MONEY MKT FD-CL S SPECIAL MEETING TO BE HELD ON 10/03/07 AT 10:00 A.M. PDT
FOR HOLDERS AS OF 07/09/07 * ISSUER CONFIRMATION COPY - INFO ONLY *
128 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

782493829

1

RUSSELL US GOVT MONEY MKT FD-CL S
10/03/07 AT 10:00 A.M. PDT
2 -I -S

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
1 - 01-GREG J. STARK,02-THADDAS L. ALSTON,03-KRISTIANNE BLAKE,
04-DANIEL P. CONNEALY,05-JONATHAN FINE,06-RAYMOND P. TENNISON, JR,
07-JACK R. THOMPSON,08-JULIE W. WESTON

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

X

2 *- APPROVE CHANGES TO THE LIQUIDATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. --->>> FOR 0031601 --->>> 2

DO NOT USE

DO NOT USE

2

782493829

3 *- APPROVE CHANGES TO THE REORGANIZATION PROVISION OF THE AMENDED AND RESTATED MASTER TRUST AGREEMENT OF THE TRUST TO PROVIDE AN EXCEPTION FROM THE SHAREHOLDER APPROVAL REQUIREMENT FOR EACH FUND. ---->>> FOR 0031601 --->>> 3

DO NOT USE

DO NOT USE

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S16496

5 *- APPROVE THE LIQUIDATION OF US GOVERNMENT MONEY MARKET FUND. ------->>> FOR 0030202 --->>> 5

Broadridge

DO NOT USE

DO NOT USE

51 MERCEDES WAY
EDGEWOOD NY 11717

128

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

DO NOT USE

DO NOT USE

DO NOT USE

128

MATERIALS ELECTION

DO NOT USE

DO NOT USE

RUSSELL INVESTMENT COMPANY
ATTN: DARA NELSON
909 A STREET, 7TH FLOOR
TACOMA, WASHINGTON 98402
11788

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM. THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 -

WE URGE YOU TO SEND IN YOUR INSTRUCTION SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, HOWEVER THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS. EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2 -

WE WISH FOR ALL YOUR ATTENTION OF THE FACT THAT UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS. EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3 -

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING. IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4 -

REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES.

PLEASE DATE SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form.

Fold and Detach Here	Fold and Detach Here

WRONG WAY

P.O. Box 9072

Proxy Services

P.O. Box 9072

Farmingdale NY 11735-9579

Financial Professionals Letter

Proxy Solicitation Underway

Shareholder Participation is Critical, Please Encourage Your Clients to Vote

We know that you are focused on providing high-level service to your clients. That’s why we are providing you with this notice regarding our proxy solicitation.

The Board of Trustees of Russell Investment Company (RIC) is asking shareholders of RIC funds to approve several proposals. The Board of Trustees of RIC recommends that shareholders vote “for” each of the proposals. It is very important to receive votes from as many shareholders as possible, so please advise your clients who are shareholders in these funds to exercise their right to vote as soon as they receive their proxy. If you have discretion for your clients, please review the proxy materials and use your authority to immediately vote on behalf of your client.

During the week of July 23-27, RIC is sending proxy materials to shareholders. Shareholders of the Diversified Bond Fund will receive two proxy statements. Shareholders may receive more than one proxy card. Shareholders should complete each card provided so that each Fund will have the quorum needed to conduct its business. All shareholders of record in each of the RIC funds at the close of business on July 9, 2007 are eligible and encouraged to vote. For your convenience, we have included a copy of the proxy materials on RussellLINK. Each proxy includes a summary letter to shareholders and a Q&A section.

Shareholders are being asked to vote on the following items:

•

A merger of the Diversified Bond Fund into the Fixed Income I Fund. The Diversified Bond Fund closed to new shareholders on July 9. It is expected that existing shareholders may make additional purchases until October 15 and reinvest dividends until October 17. If approved by shareholders, the merger is expected to be completed on or about October 22, 2007.

•

The separate liquidation of the Tax Free Money Market Fund and the US Government Money Market Fund. The two money market funds closed to new shareholders at the close of business on May 31, 2007. If approved by shareholders, these Funds are expected to be liquidated on October 24. The RIC Money Market Fund continues to be Russell’s primary cash-equivalent option. It is not a tax-exempt fund but may be a viable solution for your clients.

•

The re-classification of the Real Estate Securities Fund from “diversified” to “non-diversified.” The proposed change is intended to provide the Real Estate Securities Fund with greater investment flexibility to respond to consolidation in the Real Estate Investment Trust (“REIT”) industry and to take larger positions in one or more issuers in the REIT industry. As a non-diversified fund, the fund will be subject to additional risk.

•	The election of Trustees for RIC.

•	Amendments to RIC’s Amended and Restated Master Trust Agreement.

To help with the solicitation process, Russell has hired Computershare as a proxy solicitor. If a shareholder does not vote after a reasonable amount of time, that shareholder may receive a telephone call from Computershare reminding them to vote. To avoid unnecessary telephone calls from Computershare, please encourage your clients to vote as soon as possible.

How Do Shareholders Vote?

To make the process as convenient as possible for most shareholders, there are three voting options:

Mail: Shareholders may simply return the proxy cards in the postage-paid envelope provided in the proxy mailing.

Internet: Shareholders may visit https://vote.proxy-direct.com, a secure site where they can immediately cast their vote. For identification purposes, shareholders using the Internet site will be asked to provide the control number on their proxy cards.

Telephone: Shareholders may also call an automated telephone service using the number provided on the proxy cards. The shareholder will be asked to provide the control number from their proxy card. Once

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO

CURRENT OR POTENTIAL INVESTORS.

entered, they will be greeted with a message identifying this as the number to vote for RIC. Callers have the option to vote all proposals in accordance with the board’s recommendation or to vote each proposal separately.

Additional Information

More detailed information regarding each of the proposals and how to vote is contained in the proxy statements.

We hope you will take the time to contact your clients who are Russell shareholders and advise them of the importance of their vote.

If you have any questions about our proxy solicitation, please call your Russell sales and client service team at (800) 787-7354 or send an e-mail to ris@russell.com.

Thank You for Your Support.

In connection with the potential reorganization involving the Diversified Bond and Fixed Income I Funds, Russell Investment Company has filed a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). In connection with the potential liquidations of the US Government Money Market and Tax Free Money Market Funds, the potential reclassification of the Real Estate Securities Fund and other proposals, Russell Investment Company has filed a proxy statement with the SEC. All shareholders are advised to read the proxy statement/prospectus and the proxy statement in their entirety because they contain important information regarding the proposals, the persons soliciting proxies in connection with the proposals, and the interests of these persons in the proposals and related matters. The proxy statement/prospectus and the proxy statement will be mailed beginning July 26, 2007 to record date shareholders. Shareholders may obtain a free copy of the proxy statement/prospectus and the proxy statement and other documents filed with the SEC at WWW.SEC.GOV. Copies of such documents are also available at no charge by contacting Russell Investment Company at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information can be obtained by calling (800) 787-7354 or visiting www.russell.com. Please read the prospectus carefully before investing.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Please remember that all investments carry some level of risk, including the potential loss of principal invested. They do not typically grow at an even rate of return and may experience negative growth. As with any type of portfolio structuring, attempting to reduce risk and increase return could, at certain times, unintentionally reduce returns.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Securities distributed through Russell Fund Distributors, Inc. member NASD, part of Russell Investment Group.

RFD 07-6935. First used: July 2007

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO

CURRENT OR POTENTIAL INVESTORS.